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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                               (AMENDMENT NO. ___)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 30, 2000


                              IBS INTERACTIVE, INC.

               (Exact Name of Registrant as Specified in Charter)

    DELAWARE                      0-24073                       13-3817344
(State or Other                  (Commission                  (IRS Employer
 Jurisdiction                    File Number)              Identification No.)
of Incorporation)


2 RIDGEDALE AVENUE, SUITE 350, CEDAR KNOLLS, NEW JERSEY                07927
     (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (973) 285-2600




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ITEM 5.     OTHER EVENTS.

            On July 30, 2000, IBS Interactive, Inc. ("IBS") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") with Infonautics, Inc., ("Infonautics"), First Avenue Ventures, Inc. ("First Avenue"), I. I. Holding Company, Inc., I. I. Merger Sub I, Inc., I. I.
Merger Sub II, Inc. and I. I. Mergersub III, Inc. The Reorganization Agreement provides for a business combination to be accomplished by the formation of a holding company and the merger of subsidiaries of the holdong company with and into IBS, Infonautics and First Avenue so that, after completion of the business combination, IBS, Infonautics and First Avenue will be wholly-owned subsidiaries of the new holding company, initially named I. I. Holding Company, Inc. and which will be renamed Digital Fusion, Inc.

            In the business combination, stockholders of IBS and shareholders of Infonautics would receive one share of the common stock of Digital Fusion for each share of common stock of IBS or Infonautics that they own. Following completion of the business combination, stockholders of IBS would hold common stock of Digital Fusion representing approximately 34% of the outstanding common stock of Digital Fusion on a fully diluted basis; shareholders of Infonautics would hold common stock of Digital Fusion representing approximately 61% of the outstanding common stock of Digital Fusion on a fully diluted basis, and stockholders of First Avenue would hold common stock and preferred stock of Digital Fusion on a fully diluted basis.

            Consummation of the business combination is subject to a number of conditions, including approval of the stockholders of IBS and the shareholders of Infonautics.

            A copy of the Reorganization Agreement is attached to this Current Report as Exhibit 2.1.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)    Financial Statements of Business Acquired

                   Not applicable.

            (b)    Pro Forma Financial Information

                   Not applicable.

            (c)    Exhibits

                   The following  exhibits are included as part of this report:

                  (2.1) Agreement and Plan of Reorganization, dated as of July 30, 2000, by and among I. I. Holding Company, Inc., IBS Interactive, Inc., I. I. Merger Sub I, Inc., Infonautics, Inc., I. I. Merger Sub II, Inc., First Avenue Ventures, Inc. and I. I. Merger Sub III, Inc.

                   (99)  Joint  Press  Release  of  IBS  Interactive,   Inc.,
                         Infonautics, Inc. and First Avenue Ventures, Inc., dated July 31, 2000.


                                      -2-


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IBS INTERACTIVE, INC.
                                           (Registrant)




Date:   August 3, 2000            By:  /s/ Howard Johnson
-----------------------------     ----------------------------------------------
                                  Name:   Howard Johnson
                                  Title:  Chief Financial Officer



                                      -3-
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                                  EXHIBIT INDEX

                    The following exhibits are included as part of this Report:

                    2.1 Agreement and Plan of Reorganization, dated as of July 30, 2000, by and among I. I. Holding Company, Inc., IBS Interactive, Inc., I. I. Merger Sub I, Inc., Infonautics, Inc., I. I. Merger Sub II, Inc., First Avenue Ventures, Inc. and I. I. Merger Sub III, Inc.

                     99  Joint  Press  Release  of  IBS  Interactive,   Inc.,
                         Infonautics, Inc. and First Avenue Ventures, Inc., dated July 31, 2000.